KANAGA DEVELOPMENT CONTRACT  PRODUCT DEVELOPMENT
     AGREEMENT

                                     BETWEEN

                             NYN INTERNATIONAL, LLC.

                                       AND

                            KANAGA NETWORK SOLUTIONS


This PRODUCT DEVELOPMENT AGREEMENT ("Agreement"), dated this _14TH _ day of July__ 2005 (the "Effective Date"), is entered into by and between, Kanaga Networks Solutions a Fremont CA company, having its business offices at 1000,
                                                                           -----
Camero  Way,  Fremont,  CA  94539___("KNS"), and NYN International LLC., a Texas
  -------------------------------
Corporation  with  offices  located  at  699  South  Friendswood Drive, Ste 103,
  -
Friendswood,  Texas  77546  United  States  of  America  ("NYN"),  hereinafter
  -
individually  referred  to as "Party" and collectively referred to as "Parties".
  -



     RECITALS
     --------

WHEREAS,  NYN  is  a  provider  of international telecommunication services; and

WHEREAS, KNS developing s/w applications for Telecommunications and VOIP technology; and

WHEREAS,  NYN  would  like  KNS to develop a telecommunications s/w product; and

NOW THEREFORE, the Parties, in consideration of the mutual covenants and agreements hereinafter set forth, agree as
follows:



1.     DESCRIPTION  OF  THE  PRODUCT  DEVELOPMENT
       ------------------------------------------

1.1     SERVICE  DESCRIPTION:  During  the  Term  of  this  Agreement as defined
        ---------------------
herein in section 1.2, KNS will develop the telecommunications s/w product defined by NYN, and summarized in Exhibit "A", attached hereto and incorporated herein by this reference ("SOW"), which includes the "Payment and Billing Terms"
     .
Exhibit A shall set out the Statement Of Work and will be updated as needed by mutual agreement of the parties

     1.2     TERM  OF  SERVICE:    This  Agreement  shall  be  effective and the
             ------------------
Parties' obligations shall commence upon the Effective Date of this Agreement, and this Agreement shall continue for a period of one (1) year from the Effective Date ("Term"). By mutual consent, this Agreement may be renewed on a year to year basis after the expiration of the initial Term or any subsequent term, as may be mutually agreeable ("Renewal Term"). If either Party desires to cancel this Agreement upon the expiration of the initial Term or any Renewal Term, it shall give the other Party notice of its intent to cancel at least thirty (30) days prior to the expiration of the current Term or Renewal Term. This Agreement shall continue and remain in full force and effect until cancelled by either party upon notice as provided herein.

     1.3     ADDITIONAL  SERVICE:  The  Parties may agree to additional services
             --------------------
during the Term of this Agreement ("Additional Service"). Any Additional Service shall be set forth as an addendum to this Agreement and shall otherwise be governed by the terms and conditions of this Agreement.


2.     TAXES:       Parties  acknowledge  that  the  payments  as  described  in
       -----
Exhibit A, include all taxes and/or fees associated with the service, and no other charges will be expected by KNS for the provided service.

3.     DISPUTED  CHARGES:   Should NYN dispute any of the charges on an invoice,
       ------------------
it shall notify KNS of the disputed charges not later than five (5) days from the date of receiving the invoice. Said dispute shall set forth in writing all details concerning the disputed charges. After resolution of the disputed portion of the invoice, the adjustments, if any, shall be immediately applied to KNS account. If any credit dispute is not accepted or denied within thirty (30) days then NYN may accept the credit as affirmed by the KNS failure to respond.


4.     PROVISION  OF  INFORMATION  AND  CONFIDENTIALITY
       ------------------------------------------------

     4.1     CONFIDENTIAL  INFORMATION:  The  parties  understand and agree that
             -------------------------
the Terms and Conditions of this Agreement, all documents referenced (including invoices to each Party for Service provided hereunder) herein, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to each Party for any Service propose to be provided or actually provided hereunder) and all information regarding the Customers of either Party, as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential.

     4.2      LIMITED  DISCLOSURE:  A  party  shall  not  disclose  Confidential
              -------------------
Information unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or agents of a party including their respective brokers, lenders, insurance carriers or prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

4.3      SURVIVAL AND CONFIDENTIALITY:     The provisions of this Section 4 will
         ----------------------------
be effective as of the date of this Agreement and remain in full force and effect for a period equal to the longer of: (i) one (1) year following the effective date of this Agreement; or (ii) one (1) year following the termination of all Service hereunder.

4.4      NON-CIRCUMVENTION:   The  parties to this Agreement acknowledge that no
         -----------------
effort shall be made to circumvent its terms in an attempt to gain commissions, fees, remuneration's, or considerations to the benefit of any of the parties of this Agreement, while excluding equal or agreed to benefits to any of the other parties. Sales information consisting of prospects, leads or direct contact provided by either party shall be held in confidence, with the benefit of any revenue earned. Both parties agree not to circumvent the other while utilizing sales information provided by the origination party. This shall be binding upon the parties as well as the customers of the parties utilizing the services contemplated herein. The parties each agree not to circumvent, attempt to circumvent, or permit any other party or persons on their respective behalf to circumvent each other in any way, manner or form regarding any transactions during the term of this Agreement. Accordingly, the parties each agree to conduct through the other party all of its transactions with any designated party of the other during the term of this Agreement and not to contact, call on, solicit, or take away either directly or indirectly any designated or referred party of the other during the effective period of this Agreement.


5.     TERMINATION:     This  Agreement  can  be  terminated:
       ------------

     5.1 If KNS is prohibited from furnishing the Service or if any material rate or term contained herein is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or any other federal, state or local government authority, either party may immediately upon written notice to the other party terminate this Agreement without liability or further obligation, except for KNS refund of the already paid portion;


     5.2 A Party may, immediately upon written notice to the other Party and after complying with the applicable requirements of this subsection, without incurring any liability except for willful misconduct, terminate this Agreement, or restrict, suspend, or discontinue providing its Services, if the Party has reason to believe that the other Party and/or any of its officers, directors, employees, contractors, agentss, and/or servants has engaged or is engaging in any unethical, illegal, and/or fraudulent use of the Services with the intent to avoid payment of charges, including, but not limited to, the following:

(i) Violation of or failure to comply with any tariff regulation governing the furnishing of Services; and/or

(ii) Violation of or failure to comply with any federal, state, or local law or regulation governing the use of the Services or the resale or sharing of such Services to others; and/or

(iii) Actions that are consistent with patterns of known fraudulent activity, such as to indicate an intention to defraud the other Party.


6.     PRODUCT RIGHTS:     For the purpose of this document, this s/w product
       ---------------
will be called Group Messaging Gateway or 'GMG'. All the rights and ownership of the developed GMG product, along with the associated documents will be solely belong to NYN. Any use of the GMG products, or one of its elements by KNS will required a prior written consent of NYN

7.     LIMITATION  OF  LIABILITY AND INDEMNIFICATION: Each Party agrees that the
       ---------------------------------------------
other shall in no event be liable for any loss, expense or damage for (i) loss of revenue, profits, savings, business or goodwill, and (ii) exemplary, proximate, consequential, or incidental damages and expenses of any type or nature on account of any breach or default hereunder by the other, or on account of the use, nonuse, or interruption in the provision of the Services.

     7.1     INDEMNIFICATION:  Each  Party agrees to indemnify, defend, and hold
             ---------------
each other and their Affiliates free and harmless from and against any and all loss, cost, liability, or expense (including court costs and actual fees of attorneys and other professionals) arising out of or in connection with the Service, including, but not limited to any such loss, cost, liability, or expense arising out of or resulting from any claim brought by a customer or other third party utilizing the other Party's services for any special, incidental, indirect or consequential damages of any kind whatsoever, whether such damages arise from the use, inability to use, failure of, defects in, the conditions of, delay in delivery of, non-delivery of, or quality of the Service, or any component thereof.

8.     ENTIRE AGREEMENT:  This Agreement (including its exhibits) supersedes and
       ----------------
merges all prior agreements, promises, understanding, statements, representations, warranties, indemnities and covenants and all inducements to the making of this Agreement relied upon by either Party herein, whether written or oral, and embodies the Parties' complete and entire agreement with respect to the subject matter hereof. No statement or agreement, oral or written, made before the execution of this Agreement shall vary or modify the written terms hereof in any way whatsoever.

9.     SEVERABILITY:   In  the event that any portion of this Agreement is found
       ------------
to be invalid, illegal or not binding for any reason whatsoever, the remaining portions of this Agreement shall remain in effect and binding upon the parties.

10.     GOVERNING  LAW:   This  Agreement  shall be governed by and construed in
        --------------
accordance with the laws of the State of Texas with venue in the city of Houston, Texas.

11.     DISPUTE RESOLUTION:  The Parties will in good faith negotiate to resolve
        ------------------
any dispute arising out of or relating to this Agreement promptly between representatives who have authority to settle the controversy. Any dispute arising out of or relating to this Agreement that have not been resolved will be finally settled by arbitration conducted in accordance with the Texas Arbitration Act, Section 17.001 et seq. of the Texas Civil Practice and Remedies Code. The location of the arbitration shall be in Houston, Harris County, Texas by the American Arbitration Association unless agreement by mutual consents of the Parties to the contrary. Judgment upon the award rendered by the arbitrator(s) may be entered by any court with Jurisdiction. The Parties agree that under no circumstances will either Party file or cause to be filed lawsuits in any court.

12.     REGULATIONS: This Agreement is made expressly subject to all present and
        -----------
future valid orders and regulations of any regulatory body having jurisdiction over the subject matter hereof and to the laws of the United States of America, any of its states, or any foreign governmental agency having jurisdiction. In the event this Agreement, or any of its provisions, shall be found contrary to or in conflict with any such order, rule, regulation, or law, this Agreement shall be deemed modified to the extent necessary to comply with any such order, rule, regulation, or law and shall be modified in such a way as is consistent with form, intent, and purpose of the Agreement.

13.     REPRESENTATION:  The Parties acknowledge and agree that the relationship
        ---------------
between them is solely that of independent contractors and nothing contained herein should be deemed, interpreted, or construed as creating a joint venture, partnership or agency relationship between the Parties. Neither Party, nor its respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

14.     FORCE  MAJEURE:      The  Parties'  obligations under this Agreement are
        --------------
subject to, and neither Party shall be liable for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment or any consequence thereof caused or occasioned by, or due to, fire, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment for supplies, unavailability of transportation, act or omission of third Parties. Each Party however shall use reasonable efforts under the circumstances to avoid or remove such causes for non-performance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

15.     NO  WAIVER:  The  failure  of  either  Party  to  enforce or insist upon
        ----------
compliance with any of the provision of the Agreement or the waiver thereof, in any instance, shall not be construed as a general waiver or relinquishment of any other provisions of the Agreement.


16.     NOTICES:   All  notices,  requests,  demands,  and  other communications
        -------
under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service: If served personally on the party to whom notice is to be given, or within two (2) days after mailing if mailed to the party to whom notice is to be given, by certified mail return receipt or overnight courier and properly addressed to the party at the address set forth immediately below, or any other address that a party may designate by written notice to the others.


If to NYN:
     NYN International LLC.
Ron Kallus
699 South Friendswood Drive  Ste 103
Friendswood, Texas 77546
281-652-4841 TEL #
281-652-4801 Fax #


If to KNS:
     Kanga Network Solutions
                Sanjiv Parikh
     1000, Camero Way
     Fremont, CA 94539
     510-364-6416 Tel



17.     COUNTERPARTS:     This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.     SUCCESSORS  AND  ASSIGNS:    This  Agreement  shall  be binding upon and
        ------------------------
inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that either Party shall not assign or transfer its rights or obligations under this AGREEMENT without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

19.     FURTHER  ACTS:    Each  party  to  this  Agreement agrees to perform any
        -------------
further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

20.     AUTHORITY:     Each  person  executing  this  Agreement  represents  and
        ---------
warrants that he has full power to enter into this Agreement on behalf of the Party hereto and that each Party has the full power to carry out its respective obligations pursuant to this Agreement. Further, each person executing this Agreement on behalf of a Party also represents and warrants that he has obtained all corporate, third party approvals necessary to enter into this Agreement and carry out the transaction contemplated thereby.

21.     ATTORNEYS  FEES:     The  prevailing  Party  in  any  action,  suit,
        ---------------
proceeding,  arbitration, or mediation shall be entitled to recover, in addition
        --
to any other available remedies, their actual fees and costs incurred in connection with the action, suit, proceeding, arbitration or mediation.


IN WITNESS WHEREOF, the Parties acknowledge that each of the provisions of this Agreement has been expressly agreed to and each has caused this Agreement to be signed and delivered by its duly authorized officer representatives as of the "Effective Date" written above.




FOR NYN                         FOR KNS


By________________________               By___________________________

Name: Ron Kallus                    Name:     Sanjiv Parikh
Title:    Managing Dir.               Title:     Director

Date:  July 8, 2005                                               Date  July
13,2005




TABLE OF CONTENTS
-----------------------------------------

RECITALS                                    1
-----------------------------------------
PURPOSE AND SCOPE                           7
-----------------------------------------
FUNCTIONALITY OVERVIEW                      7
-----------------------------------------
SOFTWARE AND HARDWARE PLATFORM              8
-----------------------------------------
ROLES AND RESPONSIBILITY                    9
-----------------------------------------
DELIVERABLES                               10
-----------------------------------------
PROJECT MANAGEMENT                         11
-----------------------------------------
TECHNICAL SUPPORT                          11
-----------------------------------------
PRICE AND PAYMENT SCHEDULE                 12
-----------------------------------------
APPENDIX A: GMG FUNCTIONALITY DESCRIPTION  13
-----------------------------------------






PURPOSE AND SCOPE
-----------------

This document is prepared to describe the overall statement of work involved with Messaging Gateway product development. NYN International LLC. (NYN) would like Kanaga Networks Solution (KNS) to develop a software application that will enable NYN to send text messages and voice messages to a specified set of subscribers, using VOIP technology, as part of promotional campaigns.

This document is prepared to provide common understanding of efforts, duration and how the project will be managed through out the development cycle. This document also covers the scope of requirements and functionality under Appendix A.

For the purpose of this document, this application will be called Group Messaging Gateway or 'GMG'.

For the purpose of this document, this s/w product will be called Group Messaging Gateway or 'GMG'. All the rights and ownership of the developed GMG product, along with the associated documents will be solely belong to NYN. Any use of the GMG products, or one of its elements by KNS will required a prior written consent of NYN

The possible audience for this document is Development and Operations/support team at KNS and NYN as well as Project Management/Marketing team at KNS. FUNCTIONALITY OVERVIEW
----------------------

GMG will enable NYN to send promotional messages (Text and Voice) to a set of subscribers. Following is a high-level overview of functionalities, a detailed summary of features and functionality is provided under Appendix A. GMG will offer capabilities like:

-     Schedule, execute and management of promotional campaigns.
-     Web-based user interface
-     Create, manage and import subscribers telephone numbers,
-     Create and manage subscribers groups.
-     Capabilities to create new text and voice messages for campaigns.
-     History and reports related to past campaigns performance.
-     Existing Database Integration.
-     Message, Subscriber and Campaign Search Capabilities
-     Reliable, high-performance software architecture (.net Platform, SQL
Server)

The scope of this project is limited to the capabilities described in Appendix A; however, the product will be developed based on flexible architecture to support additional capabilities in future.


SOFTWARE AND HARDWARE PLATFORM
------------------------------

SOFTWARE PLATFORM
-----------------
SERVER SIDE
-     OS : Windows 98/Me/NT/2000/XP/2003
-     Database : SQL 2000
-     Environment : .net Framework
CLIENT SIDE
-     OS : Any Platform with an Internet Browser
RECOMMENDED HARDWARE PLATFORM
-----------------------------
-     Processor : Pentium IV processor with 2 GHz
-     OS : Windows XP/ Windows 2003 Server
-     Memory : 512MB RAM minimum
-     Hard disk : 2 GB of available hard disk space (minimum)
-     Optical Drive : CD-ROM or DVD-ROM drive
-     Network : 100 MBit LAN connection minimum
-     Database : MS SQL Server 2000

SOFTWARE DEVELOPMENT
--------------------

DEVELOPMENT ENVIRONMENT
Both JAVA and C programming languages will be used for different components of the GMG project.

DEVELOPMENT RESOURCES
This project requires expertise of different technologies, including Web GUI development, IP voice and data communication. The project will require 30 regular working days of effort from 2 developers and 20 regular working days of effort from 2 QA engineers. One developer will be allocated for UI development; one developer will be allocated for Voice and Data communication development. One QA engineer will be allocated for validation and testing of UI and management functionalities and the other QA engineer will be allocated for message flow and voice/data communications testing.

DEVELOPMENT PROCESS
Once contract is signed, KNS will start software development by providing a detailed functional design specification. A draft version of Web-based UI will be presented for comments and changes. A functional unit test will be fully conducted before the application is shipped. The first version (V0.1) will be capable to send up to 10 concurrent messages, while the second version (V1.0) will be able to send as many messages as the Internet B/W can handle.









ROLES AND RESPONSIBILITY
-----------------------------------------------------------------



TASK/ROLE                                                          RESPONSIBILITY
-----------------------------------------------------------------  --------------
Product Specifications (Functionality, Design, Architecture etc.)  KNS
-----------------------------------------------------------------  --------------
SOW                                                                KNS - NYN
-----------------------------------------------------------------  --------------
Equipment purchase order                                           NYN
-----------------------------------------------------------------  --------------
Development and Testing                                            KNS
-----------------------------------------------------------------  --------------
Trial specification                                                KNS
-----------------------------------------------------------------  --------------
Trial environment                                                  NYN
-----------------------------------------------------------------  --------------
Field testing                                                      KNS - NYN
-----------------------------------------------------------------  --------------
Documentations                                                     KNS
-----------------------------------------------------------------  --------------
Ongoing technical support                                          KNS
-----------------------------------------------------------------  --------------





DELIVERABLES
------------

KNS will provide NYN with the deliverables listed under 5.1.1, 5.1.2 and 5.1.3 per schedule/milestone defined under this SOW.

DETAILED PRODUCT SPECIFICATIONS
KNS will provide detailed product specifications including system logical architecture, functional design and functional specifications etc to NYN and finalize it with NYN before the full development kicks off.

BINARIES AND DOCUMENTATION
Binaries, source codes and documents will be archived / compressed and exchanged through a commonly accessible FTP server or through e-mails.


DOCUMENTATION

USER MANUAL: All information related to the Application, its installation and configuration and integration with other components etc. is discussed in this document. This document shall enable the user to get a birds-eye view of the whole product and detail operational guidance to use the product; other supplied documentation can then be referred to.

DESIGN SPECIFICATION: It documents detailed implementation of system design and implementation. It will serve as future development reference.

------
PROJECT MANAGEMENT
------------------








PROJECT MANAGEMENT
------------------


SCHEDULE
------------------


MILESTONES          TASK                                   OWNER    DATE
------------------  -------------------------------------  -------  --------------
ML0                 SOW Final - Contract executed          KNS-NYN  Start Date (T)
------------------  -------------------------------------  -------  --------------
ML1                 Trial Product Specification-approved   KNS-NYN  T+7 days
------------------  -------------------------------------  -------  --------------
ML2                 Trial User Interface - approved        NYN      T+12 days
------------------  -------------------------------------  -------  --------------
                    Trial - kick-off (V0.1)                KNS      T+15 days
                    -------------------------------------  -------  --------------
ML3                 Trial complete                         KNS-NYN  T+20 days
------------------  -------------------------------------  -------  --------------
ML4                 Final Product Specification-approved   KNS-NYN  T+25 days
------------------  -------------------------------------  -------  --------------
ML5                 Final User Interface  - approved       NYN      T+28 days
------------------  -------------------------------------  -------  --------------
                    Upgrade to production level  (V1.0)    KNS      T+31 days
                    -------------------------------------  -------  --------------
ML6                 Production Ready                       KNS-NYN  T+36 days
------------------  -------------------------------------  -------  --------------
ML7                 Testing complete                       KNS-NYN  T+42 days
------------------  -------------------------------------  -------  --------------
ML8                 Documentation Ready                    KNS      T+49 days
------------------  -------------------------------------  -------  --------------





Duration considers weekdays only except for public holidays.



TECHNICAL SUPPORT
-----------------
For the ongoing technical assistance and maintenance of GMG, KNS will offer "Technical Support - Basic" Plan.

This tech support plan will offer phone and email support on product usage and troubleshooting as well as Maintenance releases to include Bug fixes, any other changes made by KNS and Performance enhancements undertaken by KNS

This will be offered at the annual rate of 15% of the actual purchase order amount (Total amount). The plan offers up to 8 hours of phone based technical support after the first 60 days of site deployment.






PRICE AND PAYMENT SCHEDULE
--------------------------

TOTAL PAYMENT
-------------

Following table describes the total payment amount for the software development, testing and support during site installation as well technical support for 60 days after site deployment.








ITEM                                                      PRICE
--------------------------------------------------------  -------
Software Development                                      $10,500
--------------------------------------------------------  -------
KNS Annual Tech Support - Basic (15% of subtotal amount)  $ 1,575
--------------------------------------------------------  -------


Technical support for the first 60 days after the site deployment is already included as part of software development amount.

PAYMENT SCHEDULE AND TERMS
--------------------------

The payments will be scheduled in the following way.








DATE   MILESTONE  PAYMENT PORTION (BASED ON TOTAL S/W DEVELOPMENT AMOUNT)
-----  ---------  -------------------------------------------------------
T+ 20  ML3                                                            50%
-----  ---------  -------------------------------------------------------
T+ 49  ML7                                                            50%
-----  ---------  -------------------------------------------------------



NYN will make each payment immediately upon successful execution of the milestone and no later than five working days from the date of successful milestone completion.
In case the system will not reach production level performance, KNS will refund the 50% payment received in ML3.

NYN can decide to purchase the 'Annual Tech Support Plan' 10 days before the expected project completion date.

FOR NYN                         FOR KANAGA




Name:  /s/   Ron Kallus               Name:  /s/   Sanjiv Parikh
Title:     Managing Dir.          Title:          Director
Date:     July 8 2005               Date:          July 13, 2005

APPENDIX A: GMG FUNCTIONALITY DESCRIPTION
-----------------------------------------

GMG FEATURES OVERVIEW
---------------------

-     Secured and user friendly Web interfaces for campaigning products.
-     Allows to conduct campaigns via Voice or Text messages
-     Schedule and management of campaigns
-     Create campaign for large number of users
-     Easy administration for campaign responses
- Flexible HTTP over XML based communications interface with bulk-SMS provider gateway
-     H.323 based protocol interface with VoIP switch/router such as Cisco 5300
-     Comprehensive reports and analysis tools

GMG WILL SUPPORT FOLLOWING MAJOR FUNCTIONALITY MODULES
------------------------------------------------------

1.     Account Administration
2.     Campaign Management
3.     List Management:
4.     Message Creation and management
5.     Reports and Analysis
6.     Response Admin
7.     Voice and Text communications module

ACCOUNT ADMINISTRATION
----------------------

This module will allow the administrator to create and manage various system accounts such as account details Password change, User profile update etc. In addition, it will allow the administrator to view account usages and account balance figures if the system is associated with any prepaid bulk -SMS provider.


CAMPAIGN MANAGEMENT
-------------------

Following three are the options for campaign management.

1.     Scheduled Campaign
2.     Run a Campaign
3.     Search Campaign

SCHEDULED CAMPAIGN
With this set of functionality, the system user can schedule a voice or text message based campaign.

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TEXT CAMPAIGN SCHEDULING
-     Send text message to a large number of subscribers.
-     Select text message from the message bank or create one.
-     Select list of groups to whom the message will be delivered
-     Select list from the system or import numbers from external sources.
-     Add recipient audience list as Individual phone number.
-     Import subscriber groups/individual numbers from the address book.
- User can also specify alternate numbers, if dialed number will not respond positively the time of at campaign.
-     User can set the date & time for the starting of a campaign.
- The system will generate a campaign identification number for the reports and history purposes.

This campaign will send text message (selected by the user) to all recipients at scheduled date & time via bulk SMS provider using HTTP over XML protocol interface. Detailed description of this interface functionality is described in the 'Voice and Text Gateway' section.

     VOICE CAMPAIGN SCHEDULING
-     Send voice message to large number of subscribers.
-     Attach voice message from message bank to this campaign or create one.
-     Select list of groups to whom the message will be delivered
-     Select list from the system or import numbers from external sources.
-     Add recipient audience list as Individual phone number.
-     Import subscriber groups / individual numbers from the address book.
- User can also specify alternate numbers, if dialed number will not respond positively at the time of the campaign.
-     User can set the date & time for the starting of a campaign.
- The system will generate a campaign identification number for the reports and history purposes.

This campaign will call user and playback the voice message (selected by the user) to all recipients at scheduled date & time via H.323 based VoIP router/switchDetailed description of this interface functionality is described in the 'Voice and Text Gateway' section.

RUN A CAMPAIGN
-     Provides an option to run a campaign now.

SEARCH CAMPAIGN
-     Provides search facility for past campaigns
-     Searching capabilities based on Campaign ID, Campaign type, Scheduled
Date\Time.


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CONTACT MANAGEMENT
------------------

This module, allows the user to manage existing contacts within the system as well as import contact numbers from external sources. It offers complete address-book capabilities for each contact such as telephone numbers, carrier, name, email address etc.
Following two are the options for Contact management.

1.     Manage Contacts
2.     Import Contacts

MANAGE CONTACTS:
-     Create a new contact and add as a recipient.
-     Add a contact to a pre-define group.
-     Find complete detail about selected group or selected contact.
-     Search, sort and edit facility for groups as well as individual contact.

IMPORT CONTACTS:
-     Create address-book from a file on the server
-     User can upload existing contact file to create List or Groups.


MESSAGE CREATION AND MANAGEMENT
-------------------------------

It is a message manager, which manages all the messages in both Text / Voice format.

Following two are the options for Message management.

1.     Voice Message
2.     Text Message

VOICE MESSAGE:

-     User can create new Voice message in message bank.
-     Edit existing message
-     View complete description of the message.
-     View usage of selected message.
- Create voice file for message, using online 'record' and 'playback' facility.
- Create voice message by importing existing voice file from the computer. TEXT MESSAGE:

-     User can create Text message using this console.
-     Edit existing message
-     View complete description of the message.
-     View usage of selected message.
-     Create Text message by importing existing Text file from the computer.

VOICE AND TEXT COMMUNICATIONS MODULE
------------------------------------

In order to send the message (voice or text) associated with a campaign at a given time, the GMG will offer a communications module consisting of text message and VoIP communications protocol interfaces.

TEXT MESSAGING:
For sending text messages, GMG will leverage the network coverage and carrier inter-connectivity provided by the bulk-SMS providers.

Bulk-SMS provider usually requires an inter-working relationship with the message sending organization prior to accepting messages and forwarding them to appropriate destination number.

GMG will support HTTP over XML protocol to exchange text messages and associated signaling with the bulk-SMS provider.

VOICE MESSAGING:
GMG will send voice messages associated with a campaign at scheduled time by interfacing with a VOIP router/switch.

It will support H.323 based call setup capabilities to request the VoIP switch to setup a call to a recipient telephone number and when a successful call setup notification is received, GMG will play the appropriate voice message.

It will also have the capabilities to play an alternative voice message if the call is not answered by the recipient but by an answering machine. In case of call being answered by the fax machine then GMG will not play any voice file instead it will request the VoIP switch to disconnect the call.


REPORTS AND ANALYSIS
--------------------

With this set of functionalities, the user can retrieve reports of campaign conducted in the past as well as other campaign related parameters. It also offers dedicated reporting tool for the messages used in the past. Following two are the options for Report management.

1.     Campaign History
2.     Message History

CAMPAIGN HISTORY:

This option will provide reports and history for a selected campaign. This history will provide following details to the users.

1.     Campaign Name
2.     Scheduled date for the campaign.
3.     Recipient group associated with the campaign.
4.     Campaign type (either voice / text)
5.     Name of the Message used with the campaign.
6.     Length of the message
7.     Total # of contacts.
8.     Total # of replied calls
9.     Reply ratio for the campaign
10.     Individual call record include:
-  Telephone Number
-  Called date & time
-  Reply (Yes/No)
-  Call duration  (Ver 1.0)
-  Action code   (Ver 1.0) DTMF tones pressed during the call.

MESSAGE HISTORY:

This option will provide reports and history for all messages used in campaigns. This history will provide following details to the users.
1.     Message type.
2.     Message description for selected message
3.     Message usage in campaigns
4.     Complete information about message.
5.     File information if any file is used in the message creation

RESPONSE ADMIN
--------------

It offers management capabilities for response received by the targeted recipients. It offers the customer service rep or the system user to enter response related information for a specific campaign as well as Import Response for specific Campaign.